UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2017

Acushnet Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37935	45-5644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street

Fairhaven, Massachusetts 02719

(Address of Principal Executive Offices) (Zip Code)

(800) 225-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 12, 2017, Acushnet Holdings Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement dated April 28, 2017.  Below are the final voting results.

Proposal No. 1 - Election of Directors

Stockholders elected the Class I director nominees listed below to serve as members of the Company’s Board of Directors for a three-year term. The voting results for each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Yoon Soo (Gene) Yoon	68,215,675	3,303,889	1,230,811
David Valcourt	66,885,422	4,634,142	1,230,811
Norman Wesley	66,904,592	4,614,972	1,230,811

Proposal No. 2 - Ratification of Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,742,212	6,973	1,190	n/a

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation

Stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers for fiscal year 2016. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,581,976	9,894,901	42,687	1,230,811

Proposal No. 4 - Non-Binding Vote on the Frequency of Future Votes on Executive Compensation

Stockholders recommended, in a non-binding advisory vote, that a non-binding advisory vote on the compensation paid to the Company’s named executive officers should be submitted to stockholders every year. The voting results were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
71,228,409	156,165	133,290	1,700	1,230,811

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, the Board of Directors of the Company has determined that future non-binding votes of stockholders to approve the compensation paid to the Company’s named executive officers will be submitted annually to the Company’s stockholders until the next non-binding stockholder vote on the frequency of stockholder votes on executive compensation, or until the Board of Directors otherwise determines a different frequency for such non-binding votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Roland A. Giroux
Name:	Roland A. Giroux
Title:	Secretary

Date: June 14, 2017